Federated American Leaders
Fund, Inc.
29th Semi-Annual Report
September 30, 1998

ESTABLISHED 1969


PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 29th Semi-Annual Report. This high-quality common stock fund has its $2.9 billion of assets invested in over 80 corporations. These large, historically successful corporations are easily recognized for their products and services. Simply stated, the fund offers shareholders ownership in many of America's leading companies.

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 1998 through September 30, 1998. It begins with a discussion with the fund's portfolio manager Michael P. Donnelly, Vice President of Federated Advisers. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's excellent long-term investment performance. Second is a listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

Though this report focuses on the past six months, the true measure of the performance potential of stocks, and of Federated American Leaders Fund, Inc. is over the long-term. I want to remind you of the fund's outstanding long-term performance record. As of September 30, 1998, the average annual total returns,* based on net asset value, for each share class since inception were:

Class A Shares (February 26, 1969), 11.16%; Class B Shares (July 26, 1994), 19.24%; Class C Shares (April 22, 1993), 15.98%; Class F Shares (July 28, 1993),
16.69%.

After many years of extremely positive returns, the U.S. stock market faltered during the reporting period, as the market reacted to concerns over the potential impact of the Asian and Russian economic difficulties on the U.S. As a result, stocks suffered a broad-based decline, and the fund's portfolio of high-quality common stocks produced a negative six-month total return.

 * Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of September 30, 1998, the average annual total returns, based on offering price, for each share class since inception were: Class A Shares, 10.95%; Class B Shares, 18.86%; Class C Shares, 15.98%; and Class F Shares, 16.46%.

Individual share class total return performance for the six-month period, including income dividends and realized gains, follows.

                  TOTAL        INCOME      CAPITAL         NET ASSET
                 RETURN    DISTRIBUTIONS    GAINS         VALUE CHANGE
Class A Shares  (10.44%)      $0.09         $1.42     $26.64 to $22.49 = (16%)
Class B Shares  (10.76%)      $0.00         $1.42     $26.61 to $22.47 = (16%)
Class C Shares  (10.76%)      $0.00         $1.42     $26.61 to $22.47 = (16%)
Class F Shares  (10.45%)      $0.09         $1.42     $26.61 to $22.46 = (16%)

The annual and semi-annual reports to shareholders serve the value of reminding our investors that stocks are priced daily on various stock exchanges and change daily in price. And, in the last 10-12 years, there have been periods when stock prices have declined and subsequently risen. For example, in October 1987, the fund's share value and price declined. Again, in 1990, prices declined and then rose in 1991. These periods of price declines have proven to be good buying opportunities, and I recommend that you consider adding to your account.

Thank you for participating in the growth and earnings opportunities of over 75 high-quality U.S. companies through this diversified blue-chip stock fund. As always, we welcome your comments and suggestions.

Sincerely,


John F. Donahue
President
November 15, 1998

 ** Total returns for the period, based on offering price, for Class A, B, C, and F Shares were (15.36%), (15.68%), (11.64%), and (12.22%), respectively.


INVESTMENT REVIEW
[GRAPHIC]
Michael P. Donnelly
Vice President
Federated Advisers
[GRAPHIC]
AFTER A LUKEWARM SECOND QUARTER, THE THIRD QUARTER OF 1998 SAW
AN UNPLEASANT DECLINE IN THE U.S. STOCK MARKET THAT WAS FANNED
BY ECONOMIC DIFFICULTIES ABROAD. WHAT ARE YOUR COMMENTS?


On the surface, the second quarter of 1998 appeared to be a reasonable continuation of the bull market with the Standard & Poor's ("S&P") 500 Index* returning 3.30%. However, market participation was quite narrow during the quarter as concerns over Asia rekindled, and the possibility of a global recession caused a "flight to quality" in both the equity and fixed-income markets. This global flight to quality manifested itself in the domestic equity markets by focusing investor attention on the ultra large capitalization global growth companies (i.e., Coca-Cola, General Electric, Microsoft) that have led the market for the past three years and dominated the returns of the S&P 500 Index.

The third quarter of 1998 provided stock investors with a wild ride. In a promising start, the U.S. market set a new all-time high in mid-July, but then, driven by signs of economic and political collapse in Russia and continued turmoil in Asia, the market began to decline. The decline gathered force in August as these foreign difficulties translated into a major unwinding of hedge fund leverage, making it the worst August in stock market history. In September, the market enjoyed a quick rally, but the damage remained significant. The summer decline was broad-based, and hit value and small-cap stocks especially hard.

For the six-month period ended September 30, 1998, the S&P 500 Index lost 6.90% of its value. However, the broader market was hit much harder. The average stock in the S&P 500 Index was down 14.80%, the S&P 400 Mid Cap Index* was down over 16.00%, and the S&P 600 Small Cap Index* was down 24.40%. Value stocks-due to cyclical concerns, sagging commodity prices and a flight to quality-also struggled during the period. The S&P Barra Value Index* was down 12.50%.

 * The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. The S&P 400 Mid Cap Index is an unmanaged index of common stocks representing all major industries in the mid-range of the U.S. stock market. The S&P 600 Small Cap Index is an unmanaged index that measures performance of selected U.S. stocks with a small market capitalization. The S&P Barra Value Index is an unmanaged index that is based on approximately 50% of the Standard & Poor's 500 Index and generally includes firms with lower price-to-book ratios. Investments cannot be made in an index.

The performance of the S&P 500 Index has been dominated by a handful of ultra large-cap, multinational growth stocks. In fact, the largest 45 stocks in the S&P 500 Index now comprise one-half of the Index's weight, and through the first nine months of 1998 returned 18.90% on a weighted-average basis. This dominance by the richly valued, multinational "Nifty-Fifty" stocks made it difficult for active value managers to outperform the S&P 500 Index.

[GRAPHIC]
HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR
SHAREHOLDERS DURING THIS DIFFICULT PERIOD FOR STOCKS?


For the six-month reporting period ended September 30, 1998, the fund's Class A, B, C, and F Shares produced total returns of (10.44%), (10.76%), (10.76%), and (10.45%), respectively.** These returns compared favorably to the (12.20%) average total return of the growth and income funds tracked by Lipper Analytical Services, Inc.+ The S&P 500 Index returned (6.93%) for the six-month reporting period.

As we discussed above, the returns of actively managed value-style stock funds were more negative than those of the Index because the Index's performance was heavily influenced by the performance of its 45 largest stocks.

 ** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F Shares were (15.36%), (15.68%), (11.64%), and (12.22%), respectively.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[GRAPHIC]
FROM A PORTFOLIO PERSPECTIVE, WHAT SECTORS WERE POSITIVE AND
NEGATIVE INFLUENCES ON THE FUND'S PERFORMANCE OVER THE SIX-MONTH
REPORTING PERIOD ENDED SEPTEMBER 30, 1998?


The fund's performance was aided by an underweighted position in the poor performing financials sector and an overweighted position in the utilities sector. Detracting from relative performance was an underweighted position in the strong performing health care and technology sectors, as well as an overweighted position in the consumer cyclicals sector.

As of September 30, 1998, the fund's sector weightings were as follows:

                          PERCENTAGE OF  PERCENTAGE OF
SECTOR                     NET ASSETS     S&P 500 INDEX
Basic Industry                 7.90%         4.10%
Consumer Durables              2.80%         2.90%
Consumer Non-Durables         13.90%         9.60%
Energy/Minerals               11.30%         7.50%
Finance                        9.80%        15.60%
Health Care                    6.90%        13.60%
Producer Manufacturing         4.10%         7.00%
Retail Trade                   5.50%         5.50%
Services                       9.30%         4.90%
Technology                    11.80%        16.90%
Transportation                 2.60%         1.10%
Utilities                     13.60%        11.50%
Other                          0.20%         0.00%

[GRAPHIC]
WHAT IS YOUR STRATEGY IN THIS VOLATILE ENVIRONMENT?


Despite the recent underperformance of the value style of investing, we remain committed to our investment disciplines. We continue to add securities to the portfolio that appear attractive on our valuation models and eliminate those that appear overvalued. History has shown that, after periods of narrow market leadership dominated by a handful of growth stocks, active value management can provide superior returns.

[GRAPHIC]
WHAT WERE SOME OF YOUR NOTEWORTHY PURCHASES AND SALES DURING THE
REPORTING PERIOD?


Our additions included the following companies:

DEERE & CO. ( 0.99% of net assets): The world's largest manufacturer of agricultural equipment is trading at near-historic low relative multiples. The stock price has suffered due to the decline in farm-oriented commodity prices. Good crops should boost sales in Brazil and Argentina.

ELECTRONIC DATA SYSTEMS CORP. (2.03% of net assets): This leading player in the information technology outsourcing industry is trading at an all-time low relative valuation due to fears of decelerating profitability. However, margins in the fast-growing non-General Motors business have stabilized, and the overall business mix is becoming less reliant on the low-margin General Motors relationships.

KIMBERLY-CLARK CORP. (2.11% of net assets): Valued more like a pure paper company, the market has been unwilling to pay for the branded personal products business that is approximately 50% of earnings. Potential tissue price increases and European restructuring should result in accelerated earnings growth in the 1999-2000 time frame.

SCHLUMBERGER LTD. (2.05% of net assets): This company is the world's leading oil services firm which appears to be extremely oversold. Near-term, improving fundamentals for the oil patch combined with a valuation at historic lows make this an attractive purchase.

TENNECO, INC. (1.51% of net assets): Tenneco was trading at a 55% discount to the S&P 500 Index and a 40% discount to its historical price/ earnings ratio at the time of purchase by the fund. A $100 million cost-cutting program combined with a potential break-up of the company make this an attractive holding.

Some of the companies we recently sold were:

U.S. Surgical Corp.: Value investing is a pleasure when the value-priced equity is acquired at a premium by a growth company. U.S. Surgical was purchased by Tyco at 30% above its month-prior stock price. Tyco structured the transaction as a stock deal, however, and U.S. Surgical became a proxy for Tyco stock.


Best Foods: This company has outperformed its peers with double-digit earning per share gains primarily due to its 60% international exposure. Given the current economic environment, this high relative exposure, combined with a premium valuation versus its peers, led us to sell the stock.

Biomet, Inc.: Biomet performed admirably, establishing itself as a top- tier player in the orthopedic industry. With success in today's market comes strong equity valuation. Biomet simply achieved an earnings multiple that made it difficult to justify the holding as a value investment.

Perrigo Co.: Despite a reasonable valuation, the stock was sold due to a lack of confidence in its fundamentals. Although the company is spinning off its struggling personal care business, the outlook lacks visibility due to a dearth of product switches from prescription to over-the-counter this year.

U.S. West, Inc.: We sold U.S. West to increase the fund's holding of GTE. We feel that GTE is a better quality company that was trading at a significant discount to U.S. West.

[GRAPHIC]
WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1998?
NAME                          PERCENTAGE OF
                                 NET ASSETS
Peco Energy Co.                  2.66%
Ust, Inc.                        2.34%
Kimberly-Clark Corp.             2.11%
Boeing Co.                       2.07%
Schlumberger Ltd.                2.05%
Electronic Data Systems Corp.    2.03%
Cit Group, Inc., Class A         2.01%
Gte Corp.                        1.97%
Archer-Daniels-Midland Co.       1.96%
Philip Morris Cos., Inc.         1.94%
TOTAL                           21.14%


[GRAPHIC]
WHAT IS YOUR PERSPECTIVE ON THE U.S. STOCK MARKET AND THE
DOMESTIC AND FOREIGN INFLUENCES ON ITS FUTURE?


Excessive valuations of U.S. stocks have been a source of fragility over the past few years, but there was no catalyst for a decline until this summer. The unwinding of enormous hedge- fund leverage in emerging markets triggered a wave of selling in U.S. stocks, as profitable domestic stock positions were closed to offset emerging market losses. Unfortunately, the uneven nature of the decline in the domestic equity market means the bear market has so far only partially addressed the valuation problem. In the ultra large-cap growth sector, stock prices remain high relative to earnings, cash flows, and book values. In the broader market, however, declines of up to 50% have lowered valuations into more reasonable territory, particularly among small-cap stocks.

In our view, large-cap growth stocks remain especially vulnerable to further declines, thus we expect large-cap value will provide the best protection to what is likely to be a choppy market for several quarters. We also believe small-cap stocks are attractive, although we caution that a full-blown rally among smaller issues must await signs of a return to more vigorous domestic economic growth.


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED AMERICAN LEADERS FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $30,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $649,360 ON 9/30/98. YOU WOULD HAVE EARNED A 10.95%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.


As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (2.26%), 15.74%, and 14.17%, respectively. Class B Shares' average annual 1-year and since inception (7/26/94) total returns were (2.99%) and 18.86%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were 1.75%, 16.18%, and 15.98%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were 1.39%, 16.75%, and 16.46%, respectively.**

Please see Appendix A.1.

 * Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.


FEDERATED AMERICAN LEADERS FUND, INC.


ONE STEP AT A TIME:

$1,000 initial investment and subsequent investments of $1,000 each year for 29 years (reinvesting all dividends and capital gains) grew to $312,566.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $30,000, but your account would have reached a total value of $312,566* by 9/30/98. You would have earned an average annual total return of 10.55%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

Please see Appendix A.2.

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.


FEDERATED AMERICAN LEADERS FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their three children. On September 30, 1982, they invested $5,000 in Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 16 years, the original $5,000 investment along with their additional monthly $250 investments totaling $53,000 has grown to $221,887.* For the Rices, a dedicated program of monthly investments really paid off.

Please see Appendix A.3.

 * This chart assumes that the subsequent investments are made on the last day of each month. This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.


FEDERATED AMERICAN LEADERS FUND, INC.
PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1998 (UNAUDITED)

SHARES                                                                         VALUE
COMMON STOCKS--99.5%
             BASIC INDUSTRY--7.9%
 3,410,925   Archer-Daniels-Midland Co.                                 $   57,132,994
 2,173,100   Barrick Gold Corp.                                             43,462,000
 1,278,800   Crown Cork & Seal Co., Inc.                                    34,207,900
   272,900   Dow Chemical Co.                                               23,315,894
 1,100,000   Nucor Corporation                                              44,687,500
 1,353,500   Sherwin-Williams Co.                                           29,269,438
             Total                                                         232,075,726
             CONSUMER DURABLES--2.8%
 1,033,000   Brunswick Corp.                                                13,364,438
   430,000   Eastman Kodak Co.                                              33,244,375
   640,300   General Motors Corp.                                           35,016,406
             Total                                                          81,625,219
             CONSUMER NON-DURABLES--13.9%
   836,000   Anheuser-Busch Cos., Inc.                                      45,144,000
 2,192,400   Corn Products International, Inc.                              55,358,100
 1,524,000   Kimberly-Clark Corp.                                           61,722,000
 1,335,600   Liz Claiborne, Inc.                                            34,976,025
 1,232,000   Philip Morris Cos., Inc.                                       56,749,000
 1,848,900   RJR Nabisco Holdings Corp.                                     46,569,169
   998,000   Seagram Co. Ltd.                                               28,630,125
 2,315,000   UST, Inc.                                                      68,437,188
   112,100   Unilever N.V., ADR                                              6,866,125
             Total                                                         404,451,732
             ENERGY MINERALS--11.3%
 1,168,700   Ashland, Inc.                                                  54,052,375
 1,168,000   Diamond Offshore Drilling, Inc.                                30,368,000
   419,300   Exxon Corp.                                                    29,429,619
   360,000   Mobil Corp.                                                    27,337,500
 1,228,900   Occidental Petroleum Corp.                                     26,421,350
   388,000   Royal Dutch Petroleum Co., ADR                                 18,478,500

FEDERATED AMERICAN LEADERS FUND, INC.


SHARES                                                                        VALUE
COMMON STOCKS--CONTINUED
             ENERGY MINERALS--CONTINUED
 1,190,500   Schlumberger Ltd.                                         $    59,897,031
   892,400   Sun Co., Inc.                                                  28,556,800
   365,800   Texaco, Inc.                                                   22,931,088
   949,700   USX Corp.                                                      33,654,994
             Total                                                         331,127,257
             FINANCE--9.8%
   497,000   Allstate Corp.                                                 20,718,688
   500,055   Bear Stearns Cos., Inc.                                        15,470,452
   652,100   Boston Properties, Inc.                                        18,584,850
   772,500   CIGNA Corp.                                                    51,081,563
 2,291,500   CIT Group, Inc., Class A                                       58,719,688
 1,305,004   Conseco, Inc.                                                  39,884,185
   360,000   MBIA Insurance Corporation                                     19,327,500
   705,750   Marsh & McLennan Cos., Inc.                                    35,111,063
   452,000   Republic New York Corp.                                        17,854,000
   591,000(a)Security Capital Group, Inc.                                   10,638,000
             Total                                                         287,389,989
             HEALTH CARE--6.9%
   704,300   Abbott Laboratories                                            30,593,031
   269,500   Bristol-Myers Squibb Co.                                       27,994,313
   224,800   Merck & Co., Inc.                                              29,125,650
 2,370,400(a)Oxford Health Plans, Inc.                                      24,592,900
 1,102,500   Pharmacia & Upjohn, Inc.                                       55,331,719
   936,600   United Healthcare Corp.                                        32,781,000
             Total                                                         200,418,613
             PRODUCER MANUFACTURING--4.1%
   955,000   Deere & Co.                                                    28,888,750
   580,500   Ingersoll-Rand Co.                                             22,022,719
   517,500   Johnson Controls, Inc.                                         24,063,750
 1,340,400   Tenneco, Inc.                                                  44,065,650
             Total                                                         119,040,869

FEDERATED AMERICAN LEADERS FUND, INC.


SHARES                                                                        VALUE


COMMON STOCKS--CONTINUED
             RETAIL TRADE--5.5%
 1,144,600   American Stores Co.                                       $    36,841,813
 1,137,900   Dillards, Inc., Class A                                        32,216,794
 1,726,500(a)K Mart Corp.                                                   20,610,094
 3,168,800(a)Toys 'R' Us, Inc.                                              51,294,950
   360,600   Wal-Mart Stores, Inc.                                          19,697,775
             Total                                                         160,661,426
             SERVICES--9.3%
   348,000   ABB AB, ADR                                                    30,580,500
   853,978   Browning-Ferris Industries, Inc.                               25,832,835
 2,020,800   News Corp. Ltd., ADR                                           45,215,400
 1,509,200   Readers Digest Association, Inc., Class A                      28,863,450
 1,423,700(a)Tricon Global Restaurants, Inc.                                55,524,300
   567,500(a)Viacom, Inc., Class A                                          32,631,250
   361,000(a)Viacom, Inc., Class B                                          20,938,000
   684,500   Waste Management, Inc.                                         32,898,781
             Total                                                         272,484,516
             TECHNOLOGY--11.8%
 1,028,000   AMP, Inc.                                                      36,751,000
 1,761,800   Boeing Co.                                                     60,451,763
 1,788,600   Electronic Data Systems Corp.                                  59,359,163
 1,744,000   First Data Corp., Class                                        40,984,000
   209,500   International Business Machines Corp.                          26,816,000
 1,223,500   Motorola, Inc.                                                 52,228,156
 1,282,000(a)Seagate Technology, Inc.                                       32,130,125
 1,881,500(a)Sequent Computer System, Inc.                                  16,345,531
   744,000(a)Storage Technology Corp.                                       18,925,500
             Total                                                         343,991,238
             TRANSPORTATION--2.6%
   785,800   CNF Transportation, Inc.                                       22,886,425
   552,000   Canadian National Railway                                      24,633,000

FEDERATED AMERICAN LEADERS FUND, INC.



SHARES OR
 PRINCIPAL
 AMOUNT                                                                       VALUE

COMMON STOCKS--CONTINUED
             TRANSPORTATION--CONTINUED
 1,112,500   Ryder Systems, Inc.                                        $   27,673,438
             Total                                                          75,192,863
             UTILITIES--13.6%
   745,800   Coastal Corp.                                                  25,170,750
   370,500   Columbia Energy Group                                          21,720,563
   784,800   Consolidated Natural Gas Co.                                   42,771,600
 1,300,000   Entergy Corp.                                                  39,975,000
 1,046,500   GTE Corp.                                                      57,557,500
 1,030,700   Houston Industries, Inc.                                       32,080,538
 1,205,000   P G & E Corp.                                                  38,484,688
 2,121,800   Peco Energy Co.                                                77,578,312
   823,000   Public Service Enterprises Group, Inc.                         32,354,188
   635,400   SBC Communications, Inc.                                       28,235,588
             Total                                                         395,928,727
             TOTAL COMMON STOCKS (IDENTIFIED COST $2,783,536,111)        2,904,388,175
(B)REPURCHASE AGREEMENT--0.2%
$7,685,000   Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998,
               DUE 10/1/1998 (AT AMORTIZED COST)                             7,685,000
             TOTAL INVESTMENTS (IDENTIFIED COST $2,791,221,111)(C)      $2,912,073,175

 (a) Non-income producing security.

 (b) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost of investments for federal tax purposes amounts to $2,791,221,111. The net unrealized appreciation of investments on a federal tax basis amounts to $120,852,064 which is comprised of $425,879,243 appreciation and $305,027,179 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($2,919,882,762) at September 30, 1998.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt



See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS:
Total investments in securities, at value (identified and tax cost
$2,791,221,111)                                                                        $2,912,073,175
Income receivable                                                                           5,550,214
Receivable for investments sold                                                            10,657,700
Receivable for shares sold                                                                 10,454,440
Total assets                                                                            2,938,735,529
LIABILITIES:
PAYABLE FOR INVESTMENTS PURCHASED                                          $15,599,737
PAYABLE FOR SHARES REDEEMED                                                  1,493,452
PAYABLE TO BANK                                                                 31,597
PAYABLE FOR TAXES WITHHELD                                                      27,076
ACCRUED EXPENSES                                                             1,700,905
Total liabilities                                                                          18,852,767
NET ASSETS for 129,889,685 shares outstanding                                          $2,919,882,762
Net Assets Consist of:
Paid in capital                                                                        $2,573,433,535
Net unrealized appreciation of investments                                                120,852,064
Accumulated net realized gain on investments                                              223,761,007
Undistributed net investment income                                                         1,836,156
Total net assets                                                                       $2,919,882,762
Net Asset Value, Offering Price, and Redemption Proceeds Per Share:
Class A Shares:
NET ASSET VALUE PER SHARE ($1,334,995,452 / 59,350,782 SHARES OUTSTANDING)                     $22.49
OFFERING PRICE PER SHARE (100/94.50 OF $22.49)*                                                $23.80
REDEMPTION PROCEEDS PER SHARE                                                                  $22.49
CLASS B SHARES:
NET ASSET VALUE PER SHARE ($1,324,493,157 / 58,948,933 SHARES OUTSTANDING)                     $22.47
OFFERING PRICE PER SHARE                                                                       $22.47
REDEMPTION PROCEEDS PER SHARE (94.50/100 OF $22.47)**                                          $21.23
CLASS C SHARES:
NET ASSET VALUE PER SHARE ($143,260,665 / 6,375,648 SHARES OUTSTANDING)                        $22.47
OFFERING PRICE PER SHARE                                                                       $22.47
REDEMPTION PROCEEDS PER SHARE (99.00/100 OF $22.47)**                                          $22.25
CLASS F SHARES:
NET ASSET VALUE PER SHARE ($117,133,488 / 5,214,322 SHARES OUTSTANDING)                        $22.46
OFFERING PRICE PER SHARE (100/99.00 OF $22.46)*                                                $22.69
REDEMPTION PROCEEDS PER SHARE (99.00/100 OF $22.46)**                                          $22.24

 * See "Investing in the Fund" in the Prospectus.

 ** See "Redeeming and Exchanging Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $403,890)               $  29,152,168
Interest                                                                  567,670
Total income                                                           29,719,838
EXPENSES:
Investment advisory fee $9,471,387 Administrative personnel and services fee
1,149,540 Custodian fees 83,153 Transfer and dividend disbursing agent fees and expenses 1,506,947 Directors'/Trustees' fees 13,319 Auditing fees 10,589 Legal fees 6,500 Portfolio accounting fees 115,974 Distribution services fee--Class B
Shares 4,955,371 Distribution services fee--Class C Shares 544,081 Shareholder services fee--Class A Shares 1,818,039 Shareholder services fee--Class B Shares
1,651,790 Shareholder services fee--Class C Shares 181,360 Shareholder services fee--Class F Shares 160,282 Share registration costs 109,336 Printing and postage 145,166 Insurance premiums 9,148 Taxes 49,343 Miscellaneous 9,549 Total expenses 21,990,874 Net investment income 7,728,964 REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS: Net realized gain on investments 223,751,873 Net change in unrealized appreciation of investments (573,818,299) Net realized and unrealized loss on investments (350,066,426) Change in net assets resulting from operations $(342,337,462)

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                      ENDED
                                                                    SEPTEMBER 30,   YEAR ENDED
                                                                        1998         MARCH 31,
                                                                     (UNAUDITED        1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $    7,728,964  $   11,455,050
Net realized gain on investments ($223,751,873 and $354,467,088,
respectively, as computed for federal tax purposes)                  223,751,873     354,458,500
Net change in unrealized appreciation                               (573,818,299)    484,020,318
Change in net assets resulting from operations                      (342,337,462)    849,933,868
NET EQUALIZATION CREDITS (DEBITS)--                                           --       2,869,258
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                        (5,471,351)     (9,470,939)
Class B Shares                                                           (54,079)     (1,019,987)
Class C Shares                                                                --        (115,071)
Class F Shares                                                          (478,224)       (911,279)
Distributions from net realized gains
Class A Shares                                                       (79,422,744)   (136,036,451)
Class B Shares                                                       (70,727,575)   (106,307,915)
Class C Shares                                                        (7,735,188)    (12,719,363)
Class F Shares                                                        (6,956,093)    (13,912,321)
Change in net assets resulting from distributions to shareholders   (170,845,254)   (280,493,326)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                         682,193,105     799,421,022
Proceeds from shares issued in connection with the acquisition                --     336,495,867(a)
Net asset value of shares issued to shareholders in payment of
distributions declared                                               153,730,961     251,515,083
Cost of shares redeemed                                             (326,417,786)   (370,401,026)
Change in net assets resulting from share transactions               509,506,280   1,017,030,946
Change in net assets                                                  (3,676,436)  1,589,340,746
NET ASSETS:
Beginning of period                                                2,923,559,198   1,334,218,452
End of period (including undistributed net investment income of
$1,836,156 and $110,846, respectively)                            $2,919,882,762  $2,923,559,198

 (a) Includes $80,295,577 and 500,251 of unrealized appreciation on Class A Shares and Class C Shares, respectively.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                ENDED
                                              SEPTEMBER 30,
                                                 1998                          YEAR ENDED MARCH 31,
                                              (UNAUDITED)         1998        1997        1996       1995      1994
                                               .                .
NET ASSET VALUE, BEGINNING OF PERIOD             $26.64          $21.40      $19.78      $15.66     $14.58    $14.90
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.11            0.29        0.23        0.22       0.25      0.23
Net realized and unrealized gain
 (loss) on investments                            (2.75)           8.39        3.11        4.70       1.42      0.18
Total from investment operations                  (2.64)           8.68        3.34        4.92       1.67      0.41
LESS DISTRIBUTIONS
Distributions from net investment
 income                                           (0.09)          (0.21)      (0.21)      (0.17)     (0.24)    (0.24)
Distributions from net realized
 gain on investments                              (1.42)          (3.23)      (1.51)      (0.63)     (0.35)    (0.49)
Total distributions                               (1.51)          (3.44)      (1.72)      (0.80)     (0.59)    (0.73)
NET ASSET VALUE,
 END OF PERIOD                                   $22.49          $26.64      $21.40      $19.78     $15.66    $14.58
TOTAL RETURN(A)                                  (10.44)%         43.95%      17.40%      32.00%     11.87%     2.76%
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.08%*          1.14%       1.17%       1.16%      1.23%     1.18%
Net investment income                              0.86%*          0.84%       0.95%       1.07%      1.71      1.48%
Expense waiver/reimbursement(b)                      --              --        0.03%       0.07%        --        --
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)      $1,334,995      $1,457,925    $638,082    $455,867   $268,470  $226,857
Portfolio turnover                                   29%             63%         88%         46%       34%        27%

 * Computed on an annualized basis.

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         SIX MONTHS
                                                          ENDED
                                                        SEPTEMBER 30,
                                                           1998                  YEAR ENDED MARCH 31,
                                                        (UNAUDITED)        1998       1997      1996    1995(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $26.61           $21.40    $19.79    $15.67   $14.97
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.02             0.06      0.05      0.10     0.13
Net realized and unrealized gain (loss) on investments     (2.74)            8.41      3.12      4.70     0.92
Total from investment operations                           (2.72)            8.47      3.17      4.80     1.05
LESS DISTRIBUTIONS
Distributions from net investment income                    0.00(d)         (0.03)    (0.05)    (0.05)   (0.12)
Distributions from net realized gain on investments        (1.42)           (3.23)    (1.51)    (0.63)   (0.23)
Total distributions                                        (1.42)           (3.26)    (1.56)    (0.68)   (0.35)
NET ASSET VALUE, END OF PERIOD                            $22.47           $26.61    $21.40    $19.79   $15.67
TOTAL RETURN(B)                                           (10.76%)          42.78%    16.49%    31.10%    7.28 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                                    1.83%*           1.89%     1.95%     1.93%    1.95%*
Net investment income                                       0.12%*           0.11%     0.18%     0.32%    1.09%*
Expense waiver/reimbursement(c)                               --               --        --      0.05%    0.12%*
SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)                                        $1,324,493      $1,201,402  $540,995  $261,024  $46,671
Portfolio turnover                                             29%             63%       88%       46%      34%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Amount represents less than 0.01 per share.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                 ENDED
                               SEPTEMBER 30,
                                  1998                   YEAR ENDED MARCH 31,
                              (UNAUDITED)     1998     1997     1996    1995    1994(a)
NET ASSET VALUE,
 BEGINNING OF PERIOD               $26.61    $21.40   $19.80   $15.66   $14.55   $14.70
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income                0.02      0.05     0.04     0.05     0.14     0.12
Net realized and
  unrealized gain (loss)
  on investments                    (2.74)     8.42     3.12     4.75     1.45     0.35
Total from investment
  operations                        (2.72)     8.47     3.16     4.80     1.59     0.47
Less distributions
Distributions from net
  investment income                    --     (0.03)   (0.05)   (0.03)   (0.13)   (0.13)
Distributions from net
  realized gain on investments      (1.42)    (3.23)   (1.51)   (0.63)   (0.35)   (0.49)
Total distributions                 (1.42)    (3.26)   (1.56)   (0.66)   (0.48)   (0.62)
NET ASSET VALUE,
 END OF PERIOD                     $22.47    $26.61   $21.40   $19.80   $15.66   $14.55
TOTAL RETURN(B)                    (10.76%)   42.78%   16.42%   31.14%   11.23%    3.16%
RATIOS TO AVERAGE NET ASSETS
Expenses                             1.83%*    1.89%    1.95%    1.96%    2.04%    2.11%*
Net investment income                0.12%*    0.11%    0.18%    0.27%    0.91%    0.71%*
Expense waiver/
  reimbursement(c)                     --        --       --     0.02%      --       --
SUPPLEMENTAL DATA
Net assets, end of
  period (000 omitted)           $143,261   134,773  $69,990  $44,434  $20,055  $11,895
Portfolio turnover                     29%       63%      88%      46%      34%      27%

 *  Computed on an annualized basis.

 (a) Reflects operations for the period from April 21, 1993 (date of initial public investment) to March 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS-CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS
                                                             ENDED
                                                          SEPTEMBER 30,
                                                              1998                  YEAR ENDED MARCH 31,
                                                           (UNAUDITED)  1998    1997      1996      1995    1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD                         $26.61    21.40   $19.78   $15.66     $14.58   $14.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          0.11     0.22     0.20     0.19       0.25     0.16
Net realized and unrealized gain (loss) on investments        (2.75)    8.43     3.13     4.72       1.42    (0.20)
Total from investment operations                              (2.64)    8.65     3.33     4.91       1.67    (0.04)
Less distributions
Distributions from net investment income                      (0.09)   (0.21)   (0.20)   (0.16)     (0.24)   (0.16)
Distributions from net realized gain on investments           (1.42)   (3.23)   (1.51)   (0.63)     (0.35)   (0.17)
Total distributions                                           (1.51)   (3.44)   (1.71)   (0.79)     (0.59)   (0.33)
NET ASSET VALUE,
 END OF PERIOD                                               $22.46    $26.61   $21.40   $19.78    $15.66   $14.58
TOTAL RETURN(B)                                              (10.45%)   43.80%   17.39%   31.95%    11.80%   (0.30%)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                       1.08%*    1.14%    1.19%    1.21 %    1.27%    1.35%*
Net investment income                                          0.86%*    0.86%    0.94%    1.02 %    1.69%    1.51%*
Expense waiver/reimbursement(c)                                  --        --     0.01%    0.02 %      --       --
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                    $117,133  $129,458  $85,151  $55,329   $28,495  $15,282
Portfolio turnover                                               29%       63%      88%      46%       34%      27%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 27, 1993 (date of initial public investment) to March 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED AMERICAN LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high-quality companies.

On June 2, 1997, the Fund's Class A Shares and Class C Shares acquired all the net assets of Penn Square Mutual Fund's Class A Shares and Class C Shares (the "Acquired Class A Shares and Acquired Class C Shares") pursuant to a plan of reorganization approved by the Acquired Class A Shares' and Acquired Class C Shares' shareholders. The acquisition was accomplished by a tax-free exchange of 14,929,279 and 92,816 shares, respectively, of the Fund's Class A Shares and Class C Shares (valued at $334,415,853 and $2,080,014, respectively) for 27,592,067 and 171,902 shares, respectively, of the Acquired Class A Shares and Acquired Class C Shares outstanding on June 1, 1997. The Acquired Class A Shares' and Acquired Class C Shares' net assets of $334,415,853 and $2,080,014, respectively, which consisted of $80,295,577 and $500,251, respectively, of unrealized appreciation, were combined at that date with those of the Fund's Class A Shares and Class C Shares. The aggregate net assets of the Fund's Class A Shares and Class C Shares and the Acquired Class A Shares and Acquired Class C Shares immediately before the acquisition were $716,179,581 and $79,736,654, respectively, and $334,415,853 and $2,080,014, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION--Effective April 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not affect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when- issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.


3. CAPITAL STOCK

At September 30, 1998, par value shares ($0.20 per share) authorized were as follows:
                        NUMBER OF PAR VALUE
CLASS NAME            CAPITAL STOCK AUTHORIZED
Class A Shares                 30,000,000
Class B Shares                 20,000,000
Class C Shares                 25,000,000
Class F Shares                 25,000,000
Total                         100,000,000




                                          SIX MONTHS ENDED                        YEAR ENDED
                                         SEPTEMBER 30, 1998                   MARCH 31, 1998
CLASS A SHARES                         SHARES          AMOUNT              SHARES       AMOUNT
Shares sold                           9,930,676     $250,557,223         14,199,455  $257,444,031
Shares issued to shareholders in
connection with the Acquisition              --               --         14,929,279   334,415,853
Shares issued to shareholders in
payment of distributions declared     2,941,432       72,866,026          5,489,537   124,963,822
Shares redeemed                      (8,249,807)    (205,913,988)        (9,712,914) (234,846,738)
Net change resulting from
Class A Share transactions            4,622,301     $117,509,261         24,905,357  $481,976,968

                                         SIX MONTHS ENDED                        YEAR ENDED
                                         SEPTEMBER 30, 1998                   MARCH 31, 1998
CLASS B SHARES                         SHARES          AMOUNT              SHARES       AMOUNT

Shares sold                           15,025,402    $379,418,842         19,476,886  $468,919,793
Shares issued to shareholders in
payment of distributions declared      2,670,353      66,619,219          4,423,479   100,689,615
Shares redeemed                       (3,899,822)    (96,061,399)        (4,032,641)  (97,137,007)
Net change resulting from
Class B Share transactions            13,795,933    $349,976,662         19,867,724  $472,472,401

                                        SIX MONTHS ENDED                        YEAR ENDED
                                         SEPTEMBER 30, 1998                   MARCH 31, 1998
CLASS C SHARES                         SHARES          AMOUNT              SHARES       AMOUNT

Shares sold                           1,667,954      $41,919,768         2,272,169    $54,279,888
Shares issued to shareholders in
connection with Acquisition                  --               --            92,816     2,080,014
Shares issued to shareholders in
payment of distributions declared       290,618         7,250,919          524,098    11,922,133
Shares redeemed                        (647,552)      (16,069,813)      (1,095,674)  (26,166,756)
Net change resulting from
Class C Share transactions            1,311,020       $33,100,874        1,793,409   $42,115,279

                                         SIX MONTHS ENDED                        YEAR ENDED
                                         SEPTEMBER 30, 1998                   MARCH 31, 1998
CLASS F SHARES                         SHARES          AMOUNT              SHARES       AMOUNT

Shares sold                              406,384     $10,297,272             787,209     $18,777,310
Shares issued to shareholders in
payment of distributions declared        281,800       6,994,797             612,048      13,939,513
Shares redeemed                         (339,735)     (8,372,586)           (513,208)    (12,250,525)
Net change resulting from
Class F Share transactions                348,449     $8,919,483             886,049     $20,466,298
Net change resulting from
share transactions                     20,077,703   $509,506,280          47,452,539  $1,017,030,946

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.
                          PERCENTAGE OF
                          AVERAGE DAILY
SHARE CLASS             NET ASSETS OF CLASS
Class B Shares               0.75%
Class C Shares               0.75%


The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:
PURCHASES $1,217,716,200
SALES     $  852,795,494



DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

J. Christopher Donahue

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts


OFFICERS

John F. Donahue

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Richard B. Fisher

Vice President

Nicholas J. Seitanakis

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.
[GRAPHIC]
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400
8110101 (11/98)

[GRAPHIC]






                                    APPENDIX

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 9/30/98. The "y" axis is measured in increments of $200,000 ranging from $0 to $800,000 and indicates that the ending value of hypothetical initial investment of $30,000 (2,835 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $649,360 (28,873 Shares) on 9/30/98.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 9/30/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $350,000 and indicates that the ending value of hypothetical yearly investments of $1,000 over 29 years in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $312,566 (13,898 Shares) on 9/30/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 9/30/82 to 9/30/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 16 years in the fund's Class A Shares would have grown to $221,887 on 9/30/98.